                                                                     Exhibit 10I

                                                               EXECUTION VERSION

                FIRST AMENDMENT TO CREDIT AGREEMENT (MULTI-YEAR)

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (MULTI-YEAR) (this "Amendment"), dated as of March 29, 2002, is entered into by and among AVNET, INC., a New York corporation ("Avnet"), the several financial institutions party to the Credit Agreement (Multi-Year) defined below (each a "Lender" and, collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "Administrative Agent").

                                    RECITALS

         A. Avnet, each Lender, and the Administrative Agent are parties to that certain Credit Agreement (Multi-Year) dated as of October 25, 2001 (the "Credit Agreement") pursuant to which the Administrative Agent and the Lenders have extended certain credit facilities to Avnet and certain Subsidiaries of Avnet.

         B. Avnet has requested that the Lenders agree to certain amendments of the Credit Agreement.

         C. The Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement shall be amended as follows, effective as of the Effective Date:

                  (a) Section 1.01 of the Credit Agreement shall be amended at the definition of "Applicable Rate" by deleting the pricing grid appearing therein and replacing it with the following:

                                 APPLICABLE RATE

                                                            Eurocurrency Rate Loans
Category           Debt Ratings           Facility Fee        & Letters of Credit      Base Rate Loans
--------           ------------           ------------        -------------------      ---------------
    1             A/A2 or better             0.080%                  0.445%                0.000%
    2                  A-/A3                 0.100%                  0.525%                0.000%
    3                BBB+/Baa1               0.125%                  0.625%                0.000%
    4                BBB/Baa2                0.250%                  1.000%                0.000%
    5           Lower than BBB/Baa2          0.300%                  1.200%                0.000%

                  (b) Section 1.01 of the Credit Agreement shall be amended at the definition of "EBITDA" by restating such definition in its entirety to read as follows:

                           "EBITDA" means, for any period, in respect of Avnet and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) Net Income, plus (b) an amount which, in the determination of Net Income, has been deducted for (i) Interest Expense, (ii) income taxes, (iii) depreciation and amortization expense and (iv) extraordinary items consisting of non-cash losses or non-recurring non-cash losses, minus (c) an amount which, in the determination of Net Income for such period, has been included for (i) extraordinary items consisting of gains and (ii) gains on the sale or other disposition of assets, plus (d) cash related one-time charges recorded to Avnet's income statement during the Fiscal Quarter ending nearest June 30, 2001 in an aggregate amount not to exceed $146,000,000 relating to (i) the merger of Kent Electronics Corporation with and into Avnet pursuant to an Amended and Restated Merger Agreement and Plan of Merger dated as of March 21, 2001 and (ii) other restructuring activities.

                  (c) Section 2.09(c)(iii)(A) of the Credit Agreement shall be amended by deleting the phrase "September 30, 2001" appearing therein and replacing it with the phrase "December 31, 2001".

                  (d) Section 6.11(a) of the Credit Agreement shall be amended to read in its entirety as follows:

                           (a) Minimum Interest Coverage Ratio. Avnet and its Subsidiaries shall maintain, as of the end of each Fiscal Quarter set forth below (commencing with the Fiscal Quarter ending nearest September 30, 2001), a ratio of EBITDA to Interest Expense (computed,
         (i) with respect to the Fiscal Quarters ending nearest March 31, 2002, June 30, 2002 and September 30, 2002, for the Fiscal Quarter period then ending and (ii) with respect to any other Fiscal Quarter, for the four Fiscal Quarter period then ending) of no less than the correlative ratios set forth below:

            QUARTERLY PERIOD                                          MINIMUM INTEREST COVERAGE RATIO
            ----------------                                          -------------------------------
Fiscal Quarter ending nearest September 30, 2001                               1.75 to 1.00
Fiscal Quarter ending nearest December 31, 2001                                1.75 to 1.00
Fiscal Quarter ending nearest March 31, 2002                                   1.25 to 1.00
Fiscal Quarter ending nearest June 30, 2002                                    1.60 to 1.00
Fiscal Quarter ending nearest September 30, 2002                               1.90 to 1.00
Fiscal Quarter ending nearest December 31, 2002                                2.50 to 1.00
Fiscal Quarter ending nearest March 31, 2003                                   2.75 to 1.00
Fiscal Quarter ending nearest June 30, 2003                                    3.00 to 1.00
Fiscal Quarter ending nearest September 30, 2003                               3.25 to 1.00
Fiscal Quarter ending nearest December 31, 2003 and thereafter                 3.50 to 1.00


                                       2.

                  (e) Section 6.15 of the Credit Agreement shall be amended to read in full as follows:

                           6.15 CAPITAL EXPENDITURES. Avnet shall not, nor shall it permit any of its Subsidiaries to, make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations), except for capital expenditures made in the ordinary course of business and not exceeding (a) $125,000,000 in the aggregate for all such capital expenditures together during any four consecutive Fiscal Quarter period ending on or prior to the last day of the Fiscal Quarter ending nearest June 30, 2002, (b) $135,000,000 in the aggregate for all such capital expenditures together during the four consecutive Fiscal Quarter period ending on the last day of the Fiscal Quarter ending nearest September 30, 2002, or (c) $160,000,000 in the aggregate for all such capital expenditures together during any four consecutive Fiscal Quarter period ending on or after the last day of the Fiscal Quarter ending nearest December 31, 2002; provided that Avnet and its Subsidiaries may make or become legally obligated to make capital expenditures in the ordinary course of business not exceeding (x) $225,000,000 in the aggregate for all such capital expenditures together during any four consecutive Fiscal Quarter period as of the last day of which Avnet has maintained a ratio of EBITDA to Interest Expense (computed for the four Fiscal Quarter period then ending) equaling or exceeding 3.50 to 1.00, or (y) $300,000,000 in the aggregate for all such capital expenditures together during any four consecutive Fiscal Quarter period as of the last day of which Avnet has maintained a ratio of EBITDA to Interest Expense (computed for the four Fiscal Quarter period then ending) equaling or exceeding 4.00 to 1.00.

                  (f) Schedule 2 to the form of Compliance Certificate set forth at Exhibit E of the Credit Agreement shall be amended by restating such Schedule in its entirety in the form attached hereto as Exhibit A.

         3. Representations and Warranties. Avnet hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by Avnet of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of Avnet, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

                  (c) All representations and warranties of Avnet contained in
Article V of the Credit Agreement are true and correct as of the Effective Date.


                                       3.

                  (d) Avnet is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

                  (e) As of the Effective Date, there are no Designated Borrowers under the Credit Agreement.

         4. Effective Date. This Amendment will become effective when each of the conditions precedent set forth in this Section 4 has been satisfied (the "Effective Date"):

                  (a) The Administrative Agent shall have received from each of Avnet and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) counterpart to this Amendment.

                  (b) The Administrative Agent shall have received from the secretary or assistant secretary of Avnet a certificate providing satisfactory evidence of the authorization of the execution, delivery and performance by Avnet of this Amendment.

                  (c) The Administrative Agent shall have received from Avnet a certificate executed by a Responsible Officer of Avnet, dated as of the Effective Date and certifying that all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

                  (d) The Administrative Agent shall have received from Avnet for the ratable account of each Lender executing this Amendment before 2:00 p.m. (San Francisco time) on March 28, 2002, an amendment fee of 0.20% (20 b.p.) times such Lender's total Commitment. Such fee shall be fully-earned on the date so paid and shall be nonrefundable.

                  (e) Avnet shall have paid to the Arranger for the Arranger's own account an amendment arrangement fee in an amount separately agreed to between Avnet and the Arranger, which amendment arrangement fee shall be fully earned on the date so paid and nonrefundable for any reason whatsoever.

                  (f) Avnet shall have paid all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Effective Date (including any previously invoiced and outstanding Attorney Costs that relate to services previously provided), plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings related to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between Avnet and the Administrative Agent).

                  (g) The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Administrative Agent may request.

         For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has executed this Amendment and delivered it to the Administrative Agent shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or


                                       4.

other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         5. Reservation of Rights. Avnet acknowledges and agrees that the execution and delivery by the Administrative Agent and the Required Lenders of this Amendment shall not (a) be deemed to create a course of dealing or otherwise obligate the Administrative Agent or any Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Administrative Agent or any Lender with respect to any term or provision of any Loan Document.

         6. Miscellaneous.

                  (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                  (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                  (c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19, 9.20 AND 9.21 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, WAIVER OF RIGHT TO TRIAL BY JURY AND JUDGMENT CURRENCY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

                  (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or Avnet shall bind such Lender or Avnet, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

                  (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.


                                       5.

                  (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                  (g) Avnet covenants to pay to or reimburse the Administrative Agent and the Lenders, upon demand, for all out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

                  (h) This Amendment shall constitute a "Loan Document" under and as defined in the Credit Agreement.

                  (Remainder of page intentionally left blank)


                                       6.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

                                       AVNET, INC.

                                       By: /s/ Raymond Sadowski
                                           -------------------------------------

                                       Name:   Raymond Sadowski
                                            ------------------------------------

                                       Title:  Senior Vice President and Chief
                                             -----------------------------------

                                               Financial Officer
                                             -----------------------------------


                         (Signature Page to Amendment)

                                       BANK OF AMERICA, N.A., as the
                                       Administrative Agent, a Lender,
                                       the L/C Issuer and the Swing
                                       Line Lender


                                       By: /s/ Sugeet Manchanda
                                           -------------------------------------

                                       Name:   Sugeet Manchanda
                                            ------------------------------------

                                       Title:  Principal
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       ABN AMRO BANK N.V., as a Lender



                                       By: /s/ Peter Hsu
                                           -------------------------------------

                                       Name:   Peter Hsu
                                            ------------------------------------

                                       Title:  Vice President
                                             -----------------------------------



                                       By: /s/ Xiaochuan Zhang
                                           -------------------------------------

                                       Name:   Xiaochuan Zhang
                                            ------------------------------------

                                       Title:  Assistant Vice President
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       THE BANK OF NOVA SCOTIA, as a Lender



                                       By: /s/ John Ouick
                                           -------------------------------------

                                       Name:   John Ouick
                                            ------------------------------------

                                       Title:  Managing Director
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       BANK OF TOKYO-MITSUBISHI TRUST
                                       COMPANY, as a Lender



                                       By: /s/ Heather T. Zimmermann
                                           -------------------------------------

                                       Name:   H. Zimmermann
                                            ------------------------------------

                                       Title:  Vice President
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       BANK ONE, N.A., as a Lender



                                       By: /s/ Joseph R. Perdenza
                                           -------------------------------------

                                       Name:   Joseph R. Perdenza
                                            ------------------------------------

                                       Title:  Director
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       CREDIT SUISSE FIRST BOSTON, as a Lender



                                       By: /s/ Vitaly G. Butenko
                                           -------------------------------------

                                       Name:   Vitaly G. Butenko
                                            ------------------------------------

                                       Title:  Associate
                                             -----------------------------------



                                       By: /s/ Bill O'Daly
                                           -------------------------------------

                                       Name:   Bill O'Daly
                                            ------------------------------------

                                       Title:  Director
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       FIRST UNION NATIONAL BANK, as a Lender



                                       By: /s/ George L. Woolsey
                                           -------------------------------------

                                       Name:   George L. Woolsey
                                            ------------------------------------

                                       Title:  Vice President
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       FLEET NATIONAL BANK, as a Lender



                                       By: /s/ Steven J. Melicharek
                                           -------------------------------------

                                       Name:   Steven J. Melicharek
                                            ------------------------------------

                                       Title:  S. V. P.
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       KBC BANK, N.V., as a Lender



                                       By: /s/ Robert Snauffer
                                           -------------------------------------

                                       Name:   Robert Snauffer
                                            ------------------------------------

                                       Title:  First Vice President
                                             -----------------------------------




                                       By: /s/ Patrick Ingram
                                           -------------------------------------

                                       Name:   Patrick Ingram
                                            ------------------------------------

                                       Title:  Associate
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       THE NORTHERN TRUST COMPANY, as a Lender



                                       By: /s/ Eric Dybing
                                           -------------------------------------

                                       Name:   Eric Dybing
                                            ------------------------------------

                                       Title:  Second Vice President
                                             -----------------------------------

                         (Signature Page to Amendment)

                                       SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Lender



                                       By: /s/ Patrik Soderlund
                                           -------------------------------------

                                       Name:   Patrik Soderlund
                                            ------------------------------------

                                       Title:  Vice President & Client Executive
                                             -----------------------------------


                         (Signature Page to Amendment)

                                       UNICREDITO ITALIANO, NEW YORK BRANCH,
                                       as a Lender



                                       By: /s/ Dante Pasqualini
                                           -------------------------------------

                                       Name:   Dante Pasqualini
                                            ------------------------------------

                                       Title:  SVP & Manager
                                             -----------------------------------



                                       By: /s/ Luciano Cenedese
                                           -------------------------------------

                                       Name:   Luciano Cenedese
                                            ------------------------------------

                                       Title:  First Vice President
                                             -----------------------------------


                         (Signature Page to Amendment)

                             EXHIBIT A TO AMENDMENT

   (Please see attached restated form of Schedule 2 to Compliance Certificate)

       FOR THE QUARTER/YEAR ENDED _________________ (THE "STATEMENT DATE")

                                   SCHEDULE 2
                          to the Compliance Certificate
                                  ($ in 000's)

I. SECTION 6.11(a) - MINIMUM INTEREST COVERAGE RATIO.

    A. EBITDA for the four consecutive Fiscal Quarter period ending on or nearest the Statement Date (the "Subject Period"); provided that, solely for purposes of calculating Minimum Interest Coverage Ratio hereunder as of the Statement Dates occurring on or nearest March 31, 2002, June 30, 2002 and September 30, 2002, "Subject Period" shall mean the Fiscal Quarter period ending on or nearest such Statement Date:

        1.   Net Income for the Subject Period:               $
                                                              -----------------

        2.   Interest Expense for the Subject Period:         $
                                                              -----------------

        3.   Provision for income taxes for the Subject
             Period:                                          $
                                                              -----------------

        4.   Depreciation expense for the Subject Period:     $
                                                              -----------------

        5.   Amortization expense for the Subject Period:     $
                                                              -----------------

        6.   Extraordinary items constituting non-cash
             losses or non-recurring non-cash losses for
             the Subject Period:                              $
                                                              -----------------

        7.   Cash-related one-time charges recorded to
             Avnet's income statement during the Fiscal
             Quarter ended nearest June 30, 2001 in an
             aggregate amount not to exceed $146,000,000
             relating to (a) the merger of Kent Electronics
             Corporation with and into Avnet and (b) other
             restructuring activities:                        $
                                                              -----------------

        8.   An amount which, in the determination of
             Net Income for the Subject Period, has been
             included for (a) extraordinary items
             constituting gains and (b) gains on the sale
             or other disposition of assets:                  $
                                                              -----------------

        9.   EBITDA (Lines I.A.1 + 2 + 3 + 4 + 5 + 6 + 7)
             minus (Line I.A.8):                              $
                                                              -----------------

    B.  Interest Expense for the Subject Period
        (Line I.A.2 above):                                   $
                                                              -----------------

    C.  Interest Coverage Ratio:  (Line I.A.9 /
        Line I.B):                                            ______to 1.00


                  Schedule 2 to Form of Compliance Certificate

         Minimum required:

                   QUARTERLY PERIOD                               MINIMUM INTEREST COVERAGE RATIO
                   ----------------                               -------------------------------
Fiscal Quarter ending nearest September 30, 2001                           1.75 to 1.00
Fiscal Quarter ending nearest December 31, 2001                            1.75 to 1.00
Fiscal Quarter ending nearest March 31, 2002                               1.25 to 1.00
Fiscal Quarter ending nearest June 30, 2002                                1.60 to 1.00
Fiscal Quarter ending nearest September 30, 2002                           1.90 to 1.00
Fiscal Quarter ending nearest December 31, 2002                            2.50 to 1.00
Fiscal Quarter ending nearest March 31, 2003                               2.75 to 1.00
Fiscal Quarter ending nearest June 30, 2003                                3.00 to 1.00
Fiscal Quarter ending nearest September 30, 2003                           3.25 to 1.00
Fiscal Quarter ending nearest December 31, 2003 and thereafter             3.50 to 1.00

II. SECTION 6.11(b) - MINIMUM NET WORTH.

    A. Actual Net Worth at the Statement Date:                $
                                                              -----------------

    B. 50% of positive Net Income (without deduction for
       loss) for each Fiscal Quarter ending subsequent
       to the Fiscal Quarter ended nearest June 30, 2001:     $
                                                              -----------------

    C. 50% of any increase in shareholders' equity (as
       determined in accordance with GAAP) resulting
       from any issuance of capital stock from and after
       the last day of the Fiscal Quarter ended nearest
       June 30, 2001:                                         $
                                                              -----------------

    D. A amount equal to 85% of Net Worth as of the last
       day of the Fiscal Quarter ended nearest June 30,
       2001:                                                  $
                                                              ------------------

    E. Minimum required Net Worth (Lines II.B + II.C +
       II.D):                                                 $
                                                              -----------------

    F. Excess (deficiency) for covenant compliance
       (Line II.A - II.E):                                    $
                                                              -----------------

III. SECTION 6.11(c) - MAXIMUM LEVERAGE RATIO.

    (NOTE: In the event of the consummation of any Permitted Securitization, Funded Debt and Total
    Capitalization shall each be adjusted to include
    (without duplication) Attributable Indebtedness of any Securitization Subsidiary outstanding at such time)

                  Schedule 2 to Form of Compliance Certificate

    A.  Funded Debt at the Statement Date:                    $
                                                              ------------------

    B.  Total Capitalization at the Statement Date:

        1.       Net Worth at the Statement Date:             $
                                                              ------------------

        2.       Funded Debt at the Statement Date:           $
                                                              ------------------

        3.       Total Capitalization (Lines III.B.1 +
                 III.B.2):                                    $
                                                              ------------------

    C.  Leverage Ratio (Line III.A / Line III.B.3):           __________%

Maximum permitted at any time: 55%

IV. SECTION 6.15 - CAPITAL EXPENDITURES.

    A.  Aggregate amount of all expenditures made by
        Avnet and its Subsidiaries in the ordinary course
        of business during the Subject Period in respect
        of the purchase or other acquisition of any fixed
        or capital asset (excluding normal replacement
        and maintenance which are properly charged to
        current operations):                                  $
                                                              ------------------

    B.  $125,000,000

    C.  $135,000,000

    D.  $160,000,000

    E.  $225,000,000

    F.  $300,000,000

    G.  For covenant compliance purposes,
        choose one applicable alternative:

        1.   In respect of any Subject Period ending on
             or prior to the last day of the Fiscal
             Quarter ending nearest June 30, 2002 for
             which Avnet has maintained a ratio of EBITDA
             to Interest Expense (computed for the four
             Fiscal Quarter period ending on the
             Statement Date) of less than 3.50 to 1.00:
             (Line IV.A minus Line IV.B):                     $
                                                              ------------------

        2. In respect of the Subject Period ending on the last day of the Fiscal Quarter ending nearest September 30, 2002, if during which period Avnet has maintained a ratio of EBITDA to Interest Expense

             Schedule 2 to Form of Compliance Certificate

             (computed for the four Fiscal Quarter period
             ending on the Statement Date) of less than
             3.50 to 1.00:
             (Line IV.A minus Line IV.C):                     $
                                                              ------------------

        3.   In respect of any Subject Period ending on
             or after the last day of the Fiscal Quarter
             ending nearest December 31, 2002 for which
             Avnet has maintained a ratio of EBITDA to
             Interest Expense (computed for the four
             Fiscal Quarter period ending on the
             Statement Date) of less than 3.50 to 1.00:
             (Line IV.A minus Line IV.D):                     $
                                                              ------------------

        4.   In respect of any Subject Period during
             which Avnet has maintained a ratio of EBITDA
             to Interest Expense (as computed for the
             four Fiscal Quarter period ending on the
             Statement Date) equaling or exceeding 3.50
             to 1.00:
             (Line IV.A minus Line IV.E):                     $
                                                              ------------------

        5.   In respect of any Subject Period during
             which Avnet has maintained a ratio of EBITDA
             to Interest Expense (as computed for the
             four Fiscal Quarter period ending on the
             Statement Date) equaling or exceeding 4.00
             to 1.00:
             (Line IV.A minus Line IV.F):                     $
                                                              ------------------

    Covenant compliance:             Yes [  ]                   No [  ]

V. SECTION 2.08(c) - LEVERAGE FEE.

    A.  EBITDA for four consecutive fiscal quarters
        ending on the Statement Date:                         $
                                                              ------------------

    B.  Amount of Funded Debt existing as of the
        last day of the Leverage Fee Reference
        Quarter, other than (I) Obligations existing
        on such day, (II), if such agreement is then
        in effect, "Obligations" as defined in and
        incurred under the 364-Day Credit Agreement
        as of such day, and (III), if such agreement
        is then in effect, "Obligations" as defined
        in and incurred under the Term Loan Credit
        Agreement as of such day:                             $
                                                              ------------------

    C.  Attributable Indebtedness of any Securitization
        Subsidiary outstanding as of the Statement Date:      $
                                                              ------------------


                  Schedule 2 to Form of Compliance Certificate
                                     Page 4